Exhibit 99.1

For Immediate Release
Investor Relations
605.782.1767

META FINANCIAL GROUP, INC.® ANNOUNCES PURCHASE AGREEMENTS FOR
$34.2 MILLION OF NEW CAPITAL TO SUPPORT ANTICIPATED GROWTH

(Sioux Falls, South Dakota – August 20, 2012)  Meta Financial Group, Inc.® (the “Company”) (NASDAQ: CASH) today announced that it entered into separate purchase agreements on August 16, 2012, under which the Company has agreed to sell to investors an aggregate of approximately 1,560,000 shares of the Company’s common stock, for total consideration of approximately $34.2 million, or $21.91 per share.  The price per share was based on the volume weighted average prices of the Company’s common stock on the NASDAQ Stock Market over a recent 20 trading day period.

The Company entered into nine separate purchase agreements with the following investors: an affiliate of Altamont Capital Partners, affiliates of Philadelphia Financial Management of San Francisco, LLC, and NetSpend Holdings, Inc. (NASDAQ: NTSP), each of which is an existing stockholder of the Company; an affiliate of Brookside Equity Partners LLC; an affiliate of JTH Holding Inc. (NASDAQ: TAX), parent of Liberty Tax Service; affiliates of Weintraub Capital Management, L.P.; affiliates of Harvest Capital Strategies LLC; and other institutional and individual investors.

The Company will invest at least 90% of the net proceeds from these issuances to further capitalize MetaBank, the Company’s wholly-owned subsidiary, which will qualify as tangible common equity and Tier 1 capital, in order to support expected significant growth in existing Meta Payment Systems programs, and the remainder of the net proceeds will be used by the Company for general corporate purposes.

J.  Tyler Haahr, Chairman, President and Chief Executive Officer of the Company and MetaBank, commented, “We are pleased by the confidence in the Company expressed by our existing stockholders who have agreed to purchase additional common shares, as well as by the large institutional investors and our strategic partners who will be making investments in the Company upon the closings of these proposed private placement transactions.”

The closings of the proposed private placement transactions are subject to stockholder approval of an amendment to the Company’s Certificate of Incorporation to, among other things, increase the number of authorized shares of common stock, as well as approval of the proposed private placement transactions as required under NASDAQ Stock Market Rules.  A special meeting of the Company’s stockholders is currently scheduled for late September 2012.  In addition to stockholder approval, the closings of the proposed private placement transactions are subject to certain customary conditions, including the non-occurrence of a material adverse effect as to the Company.  Assuming the satisfaction of the closing conditions, the Company anticipates that the proposed private placement transactions will close as soon as practicable following stockholder approval.  The specific number of shares of common stock to be issued at the closings under certain of the purchase agreements is subject to adjustment based on the number of shares of common stock outstanding immediately prior to such closings.

The Company will file a Current Report on Form 8-K with the Securities and Exchange Commission  which will include a more detailed description of the proposed private placement transactions and copies of the transaction documents.

This press release and other important information about the Company are available at http://www.metafinancialgroup.com.

Corporate Profile: Meta Financial Group, Inc. ® (the “Company”) is the holding company for its wholly-owned subsidiary MetaBankTM (the “Bank” or “MetaBank”).  MetaBank is a federally-chartered savings bank with four market areas: Northwest Iowa Market, Brookings Market, Central Iowa Market, Sioux Empire Market; and the Meta Payment Systems® prepaid card division.  Twelve retail banking offices and one administrative office support customers throughout northwest and central Iowa, and in Brookings and Sioux Falls, South Dakota.

The Company and the Bank may from time to time make written or oral “forward-looking statements,” including statements contained in its filings with the Securities and Exchange Commission (the “SEC”), in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control.  Such statements address, among others, the following subjects:  statements about the terms, timing, completion and effects of the proposed private placement transactions; future operating results; customer retention; loan and other product demand; important components of the Company’s balance sheet and income statements; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and our employees.  The following factors, among others, could cause the Company’s financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements:  the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third-party vendors; the scope of restrictions and compliance requirements imposed by the supervisory directives and/or the Consent Orders entered into by the Company and the Bank with the Office of Thrift Supervision and any other such actions which may be initiated; the impact of changes in financial services laws and regulations, including but not limited to our relationship with our regulators, the Office of the Comptroller of the Currency and the Federal Reserve; technological changes, including but not limited to the protection of electronic files or databases; acquisitions; litigation risk in general, including but not limited to those risks involving  MPS; the growth of the Company’s business as well as expenses related thereto; changes in consumer spending and saving habits; the success of the Company at managing and collecting assets of borrowers in default; and the Company not being able to complete the proposed private placement transactions on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to satisfy closing conditions in the purchase agreements, and even if the proposed private placement transactions are consummated, the Company’s future growth plans may not be successful.

The foregoing list of factors is not exclusive.  Additional discussions of factors affecting the Company’s business and prospects are contained in the Company’s periodic filings with the SEC.  The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.

ADDITIONAL INFORMATION

Securities issued upon the closings of the proposed private placement transactions described in this press release have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and unless so registered, any such securities sold may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

The Company intends to file with the SEC a proxy statement and other relevant documents in connection with the special meeting of stockholders, and such proxy statement will be distributed to the Company’s stockholders prior to the special meeting. Investors and stockholders are urged to read the proxy statement when it becomes available because it will contain important information about the matters before the stockholders at the special meeting, including the issuance of shares of common stock being sold in the proposed private placement transactions described in this press release.

Investors will be able to obtain the proxy statement and other relevant, filed documents described in this press release free of charge at the SEC’s web site (http://www.sec.gov).

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders at the special meeting of stockholders or any adjournment or postponement thereof. Information about the Company’s directors and executive officers is contained in its proxy statement filed with the SEC for the Company’s annual meeting of stockholders held on January 30, 2012.